CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT AGREEMENT – AMENDMENT NO.5 TO THE PRODUCT AGREEMENT DATED JULY 28, 2017

THIS FIFTH AMENDMENT AGREEMENT is dated November 16, 2022 (the “Fifth Amendment Effective Date”)

PARTIES

1.PATHEON UK LIMITED (Registration No. 3764421) incorporated and registered in England whose registered office is at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, England (“Patheon”); and

2.PARATEK PHARMACEUTICALS, INC. a corporation existing under the laws of Delaware, whose registered office is at 75 Park Plaza, Boston, MA 02116, USA (“Client”).

RECITALS

A.The Parties entered in to a Product Agreement dated July 28, 2017, as previously amended by Amendment No. 1 dated as of January 1, 2019, Amendment No. 2 dated as of June 1, 2019, Amendment No. 3 dated July 1, 2020 and Amendment No. 4 dated November 17, 2021 (the “Product Agreement”) issued under the Master Manufacturing Services Agreement dated July 28, 2017, as amended by the First Amendment dated June 1, 2019 and the Second Amendment dated December 18, 2020 (the “Master Agreement”), (collectively the “Agreement”).

IT IS AGREED as follows:

1.Definitions

1.1.Defined terms in this Fifth Amendment Agreement shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.
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2.Amendments

2.1.The Parties agree that, as of the Fifth Amendment Effective Date, the Product Agreement is amended as set forth in this Section 2.

2.2.The [***] pricing tables in Schedule B of the Product Agreement shall be deleted and replaced with the pricing tables set forth in Annex 1 to this Fifth Amendment Agreement and shall apply to Product delivered on or after 01 January 2023. This includes any Firm Orders accepted by Patheon prior to 01 January 2023 where the actual Delivery Date is on or after 01 January 2023. For the avoidance of doubt, the remainder of the terms set forth in Schedule B of the Product Agreement shall remain in full force and effect.

2.3.All terms within the Agreement not specifically amended by this Fifth Amendment Agreement shall remain unchanged.

3.Integration

3.1.Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Fifth Amendment Agreement shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Fifth Amendment Agreement.

4.Governing Law and Jurisdiction

4.1.This Fifth Amendment Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws that govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Fifth Amendment Agreement as of the Fifth Amendment Effective Date.
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SIGNED for and on behalf of	SIGNED for and on behalf of
PATHEON UK LIMITED	PARATEK PHARMACEUTICALS, INC.
Signature: /s/ Mark Newton	Signature: /s/ Randy Brenner
Title: Dir GCL	Title: Chief Development and Regulatory Officer
Print Name: Mark Newton	Print Name: Randy Brenner
Date: 07-Dec-2022	Date: 12 / 5 / 2022
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Annex 1

SCHEDULE B

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